EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      We consent to the inclusion in this registration statement on Form S-1 of our report, which includes an explanatory paragraph relating to the Company's ability to continue as a going concern, dated September 26, 2003, except for
Note 18, which is as of October 14, 2003. We also consent to the reference to our Firm under the captions "Experts" and "Selected Financial Data."


                                                     /s/ J.H.Cohn LLP
                                                     J.H. Cohn LLP

Roseland, New Jersey
December 4, 2003